AGA Financial Forum
April 30, 2007

Regarding Forward-Looking Statements
Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements can also be identified by the use of forward-looking terminology such as “may,” “intend,” “expect,” or “continue” or comparable terminology and are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon New Jersey
Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.
The Company cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding customer growth, customer usage, financial condition, results of operations, cash flows, capital requirements, market risk and other matters for fiscal 2006 and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, such things as weather, economic conditions and demographic changes in the New Jersey
Natural Gas (NJNG) service territory, rate of NJNG customer growth, volatility of natural gas commodity prices, its impact on customer usage and
NJR Energy Service's (NJRES) operations, the impact on the Company’s risk management efforts, including commercial and wholesale credit risks, changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company,  the impact of regulation (including the regulation of rates), fluctuations in energy-related commodity prices, conversion activity, other marketing efforts, actual energy usage patterns of NJNG’s customers, the pace of deregulation of retail gas markets, access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, changes due to legislation at the federal and state level, the availability of an adequate number of appropriate counterparties, sufficient liquidity in the energy trading market and continued access to the capital markets, the disallowance of recovery of environmental-related expenditures and other regulatory changes, environmental and other litigation,  the effects and impacts of inflation on NJR and its subsidiaries operations, change in accounting pronouncements issued by the appropriate standard setting bodies,  terrorist attacks or threatened attacks on energy facilities or unrelated energy companies and other uncertainties. While the Company periodically reassesses material trends and uncertainties affecting the Company’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports, the
Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

NJR at a Glance
NJR at a Glance
Ticker Symbol (NYSE):
NJR
Price Range (52 Weeks)
$42.85 -  $53.16
Common Shares Outstanding:
27.8 million
Market Capitalization:
$1.4 billion
Annual Dividend Rate:
$1.52
Dividend Yield:
2.9 percent
Total Assets:
$2.4 billion

Assets
8.9%
66.9%
24.2%
NJNG
NJRES
Retail and Other

Operating Income
49.8%
50.2%
NJNG
NJRES

Earnings Per Share
50%
50%
NJNG
NJRES

New Jersey Resources

Consistent Performance
•

New Jersey Resources is a company with …
–

15 consecutive years of growth; an industry record
–

A 5-year average annual return of 13.6 percent
–

An above average dividend growth rate of 5.6 percent
–

A strong financial profile (S+P: A+, Moody’s: Aa3)
–

A market capitalization of $1.4 billion
March 31, 2007

NJNG Value Drivers
•

Safe and reliable service
•

Customer growth
•

Strong financial profile
•

Regulatory partnerships

NJNG
New
Jersey
Natural
Gas

New Jersey Natural Gas

Our Service Area
•

Largest independent LDC in New Jersey
•

Growing customer base
•

Primarily residential and small commercial
•

Consistent growth forecast
NYC
Phila.
Atlantic
City
Excellent service area demographics

Total Customers
Thousands
475
450
425
400
375
350
397
410
423
434
444
456
462
472
477
1999
2000
2001
2002
2003
2004
2005
2006
8M2007

Fiscal 2006 Customer Additions
Conversions 36%
New 64%

New Jersey Natural Gas

Strong Customer Growth
Customer growth remains important
for future performance

479
3,724
30,899
Preliminary
19,736

9,751
39,880
81,334

Pending
Final
Conceptual
New Customers = 54,838
Non-heat customers
Non-gas
off main
Non-gas
on/near main
Conversions = 130,965
Future Growth Potential
Sources: Local Planning Boards and NJNG Harte Hanks & A.D. Little Studies
Healthy “inventory” for continued customer growth

$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Millions
2001
2002
2003
2004
2005
2006
6H2007
Fiscal Year
Customer Savings
Shareowner Margin

New Jersey Natural Gas

Incentive Programs
•

Programs in place through October 2007
•

Customer bills reduced by about $321
million, or 4 percent, annually since
program inception
$29
$30
$24
$34
$37
$43
$23

Conserve to Preserve Savings Seal

New Jersey Natural Gas

Conservation Incentive Program
•

Approved by the BPU on October 12, 2006
–

Outside of traditional rate proceeding
–

Incentive programs not affected
•

Stabilizes NJNG gross margin from
–

Declining usage
–

Weather
•

 3-year pilot - effective October 1, 2006
–

NJNG protected for all variations in customer usage
–

New customer programs being launched ($2 million commitment)
–

Stipulation recognized an initial customer level of savings of $10.6 million for each year of the pilot
•

Capacity released from NJNG to NJR Energy Services

Conservation Incentive Program
•

Customers
–

Receive aggressive promotion of energy conservation and efficiency - more ways to save
•

Regulators
–

Complementary program to NJ Clean Energy Program
–

Utilities become a channel to the market
•

NJNG
–

Fully aligns financial, customer and policy interests
–

$8.4 million in margin accrued in FYTD 2007 from weather
–

$5.9 million in margin accrued in FYTD 2007 from CIP
Provides benefits for multiple stakeholders and is a sensible approach within the current environment

Conservation Incentive Program
•

NJNG must make two filings on June 1st
–

Support for CIP calculation and propose new programs
–

Annual BGSS filing/ proof of CIP-related BGSS savings
•

Any price changes need BPU approval
–

Anticipate October 1, 2007 to be the first implementation date for price changes
•

CIP charge/credit would be included in the Delivery price
•

Offsetting BGSS savings are in BGSS price
Short-term Actions

Conservation Incentive Program
•

NJNG has also agreed to undertake a comprehensive evaluation of the effectiveness of the initial two years of the pilot program
–

Evaluation to begin no later than November 1, 2008
–

Includes an assessment performed by an independent third-party
•

By April 1, 2009, NJNG will file a proposal with the BPU concerning the future of the pilot
•

If the BPU does not issue an order by October 1, 2010, the pilot program will terminate:
–

The WNC will be reinstated
–

Any CIP charges or credits associated with the final year of the program will be applied to customer bills in the subsequent year
Long-term Actions

Key Wholesale Energy Services Drivers
•

People working with physical assets
•

Leveraging volatility
•

Managing risk
•

Access to capital
•

Customer relationships

$60.0
$45.0
$30.0
$15.0
$0.0
(Millions)
$4.1
$6.4
$11.4
$13.6
$16.5
$28.1
$41.9
$54.8
2001
2002
2003
2004
2005
2006
6Mo2006
6Mo2007

NJR Energy Services

NJRES Net Income
Wholesale energy services are expected to contribute
40-45 percent of total earnings

$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
($20)
($40)
($60)
($80)
($100)

Working Capital Volatility
B
O
R
R
O
W
E
D
I
N
V
E
S
T
E
D
Working capital volatility requires a
strong financial profile

MICHIGAN STORAGE
DAWN HUB STORAGE
CHICAGO
STAGECOACH
DOMINION STORAGE
STECKMAN RIDGE
BEARCREEK
EGAN
Pipelines
by Company Name
Columbia Gas Transmission Corp.
Dominion Cove Point LNG, LP
Florida Gas Transmission Co.
Iroquois Gas Transmission System, LP
Michigan Consolidated Gas Co.
New Jersey Natural Gas Co.
Southern Natural Gas Co.
Texas Gas Transmission, LLC
Transcontinental Gas Pipe Line Corp.
Union Gas Ltd.

NJR Energy Services

NJRES Asset Base

Storage Capacity
•

Storage transactions inject natural gas which is immediately hedged for future sale
•

Capacity is leased for various periods of time
•

Provides opportunity to capture time spreads
–

Having storage allows the time spreads to be reset an infinite amount of times

Pipeline Transportation
•

Pipeline transportation allows for natural gas to be purchased in one location and sold in another
•

Transportation is leased for various periods of time
•

Provides opportunity to capture locational spreads
–

Having transportation allows the locational spreads to be
leveraged each day

Examples of Options from Transportation

Supply	Transportation	Delivered	Market
Area>-------à	Costs-->----à	Costs	Price	Margin
$7.00	$.75	$7.75	$7.80	$.05
$6.90	-------	--------	$7.63	$.07
$9.00	-------	--------	$9.50	$.30

Asset Management
•

Managing others’ assets
–

Retain a portion of the value from these assets
–

Brings additional value to NJRES portfolio
•

Customers are generators, storage facilities and utilities
•

We offer portfolio assessment & management, back office support and gas management systems

Steckman Ridge LP
•

50/50 JV with Spectra Energy
•

Field is located in Bedford County, PA
–

Discovered in 2002
–

Producing gas since 2003
•

Daily production ceased as of December 10, 2006
–

Acquired from Pennsylvania General Energy
•

Convert to a 10+Bcf storage facility
•

Anticipate services to withdraw gas over 45-60 day period
•

Pipeline interconnect options
–

Texas Eastern Transmission/Dominion Transmission
–

Potential future expansion to Columbia Gas Transmission

Texas Eastern Transmission
Compressor Station
Existing TET LP Storage
Algonquin Gas Transmission
Dominion Transmission
Proposed Steckman Ridge Storage
Lake Erie
OH
PA
NY
NJ
DE
MD
VA
WV
Leidy Storage
Oakford Storage
Uniontown
Accident Storage
Chambersburg
Major Markets
Proposed Steckman Ridge Storage
March-20-2007

NJR Energy Services

Project Location
Rockies
Supply
Gulf
Supply
LNG
LNG
Cove Point LNG

Timeline / Next Steps
Steckman Ridge Purchase Closing Date
March 5, 2007
Pre-filing meeting w/ FERC
May 2007
Commence Pre-filing Process
June 2007
File Application
November 2007
Receive FERC Certificate
April 2008
Begin Construction
June 2008
Steckman Ridge Storage Project In-Service
April 2009

$0.7
$9.6
$11.4
$3.1
$1.2
$12.4
$5.8
$20.4
$4.3
$10.2
$27.4
$22.9
Customer Growth
System Integrity
Technology & Other
Cost of Removal
MGP, net
Pipeline Integrity

New Jersey Natural Gas

NJNG Capital Expenditures

FY 2007 Estimate:

$91 million
6Mo FY 2007 Actual:
$38.8 million
March 31, 2007

New Jersey Natural Gas
57%
8%
35%
New Jersey Resources
58%
12%
30%
Common Equity
ST Debt
LT Debt

New Jersey Resources

Capital Structure
March 31, 2007

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.67
$1.81
$1.97
$2.12
$2.41
$2.60
$2.70
$2.82
$2.95E - $3.05E
$3.41
$3.91
1999
2000
2001
2002
2003
2004
2005
2006
2007E
2006
2007

New Jersey Resources

Consistent Earnings Growth
NJR estimates earnings of $2.95 to $3.05 per
basic share in fiscal 2007
* Net of certain items
*
September 30
March 31

$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
$1.17
$1.20
$1.24
$1.30
$1.36
$1.44
$1.52
2001
2002
2003
2004
2005
2006
2007

60%
53%
45%
59%
57%
51%
50%
49%
51%
2001
2002
2003
2004
2005
2006

New Jersey Resources

Dividend Growth and Payout Ratio
Dividends per Share
Payout Ratio
   *  Effective January 2, 2007
1-year dividend growth rate of 5.6 percent
*

Share Repurchases by Fiscal Year

Shares (000)
1000
800
600
400
200
0
33
241
249
320
378
126
185
47
31
547
906
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Share Repurchase Program
Shares Authorized (millions):
3.5
Shares Repurchased (millions):
3.2
Split-adjusted average cost:
$33.44
March 31, 2007
Plan expanded to 3.5 million shares in January 2006

Annualized Total Return
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
13.3%
12.3%
5.8%
5 Years
NJR
Peer Group
S&P 500

New Jersey Resources

•

Growing natural gas distribution business
•

Disciplined wholesale energy services strategy
•

Strong regulatory relations
•

Excellent financial profile
•

Consistent financial performance
NJR: Quality Performance
March 31, 2007